                   Lincoln Life & Annuity Company of New York:
         Lincoln Life & Annuity Flexible Premium Variable Life Account M
      LLANY Separate Account R for Flexible Premium Variable Life Insurance

                          Supplement Dated May 1, 2005
                        To the Prospectuses for Products:
                                   VULCV, SVUL

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

The following funds have been added as investment options and will be available as of May 16, 2005. The following information should be added to the "Funds" section of the Prospectus:

Lincoln Variable Insurance Products Trust, advised by Delaware Management
Company

         Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

         Conservative Profile Fund (Standard Class): Current income. (Subadvised by Wilshire Associates Incorporated)

         Moderate Profile Fund (Standard Class): Total return.
         (Subadvised by Wilshire Associates Incorporated)

         Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)

Fund Expenses: The following information is added to the "Portfolio Expense Table" in your product prospectus.

                                                                                          Total
                                                                                          Annual                        Total Fund
                                                                                           Fund                         operating
                                                                                        Operating                        expenses
                                                                                         Expenses          Total           with
                                                                                         Without          waivers        waivers
                                              Management      12(b)1        Other       waivers or          and            and
                Fund                            Fees(1)         Fee       Expenses      reductions      reductions      reductions
                ----                            -------         ---       --------      ----------      ----------      ----------
Aggressive Profile Fund -
 Standard Class (+) ......................       0.25%          N/A         1.67%          1.92%          (0.73%)          1.19%
Conservative Profile Fund -
 Standard Class (+) ......................       0.25%          N/A         2.27%          2.52%          (1.53%)          0.99%
Moderate Profile Fund -
 Standard Class (+) ......................       0.25%          N/A         1.55%          1.80%          (0.74%)          1.06%
Moderately Aggressive Profile
 Fund - Standard Class (+) ...............       0.25%          N/A         1.36%          1.61%          (0.47%)          1.14%


SUPP-05.04                                                    GW S-6 -- Funds NY

(+) The Other Expenses are based on estimates for the current fiscal year. Other Expenses reflects the expenses of the underlying funds invested in by the Lincoln Profile Funds (Conservative 0.69%; Moderately Aggressive 0.84%; Moderate 0.76%; Aggressive 0.89%) as well as the expenses of the particular Profile Fund (Conservative 1.58%; Moderately Aggressive 0.52%; Moderate 0.76%; Aggressive 0.89%). Lincoln Life has contractually agreed to reimburse each Profile Fund to the extent that the Total Expenses (excluding the underlying fund fees and expenses) exceed 0.30%. The agreement will continue at least through September 1, 2006 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund. Underlying fund fees and expenses are incurred indirectly by each Profile Fund as a result of investment in shares of one or more underlying funds. These expenses are estimated based on the target allocation among the underlying funds and are provided to show you an estimate of the expenses attributable to each Profile Fund. Each Profile Fund's expense ratio will vary based on the actual allocation to the underlying funds.

The following replaces the section titled Limits on Frequent Transfers:

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


SUPP-05.04                                                     GW S-6 - Funds NY